Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On April 28, 2016 (the “Distribution Date”), InvenTrust Properties Corp. (the “Company”) completed the previously announced spin-off (“Spin-off”) of Highlands REIT, Inc. (“Highlands”) through a taxable pro-rata distribution by the Company of 100% of the outstanding common stock, $0.01 per value per share of Highlands owned by it to holders of record of the Company’s common stock as of the close of business on April 25, 2016 (the “Record Date”). Each holder of record of the Company’s common stock received one share of Highlands’ common stock for every one share of the Company’s common stock held at the close of business on the Record Date.

The following unaudited pro forma consolidated financial statements are based upon the historical financial statements for the Company, adjusted to reflect the Spin-off.

INVENTRUST PROPERTIES, CORP.

(A Maryland Corporation)

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2015

(Dollar amounts in thousands, except share amounts)

	Consolidated Company (a)			Pro Forma Consolidated Company
	December 31, 2015	Highlands Pro Forma Adjustments		December 31, 2015
Assets
Investment properties:
Land	$774,040	$(138,665	) (e)	$635,375
Building and other improvements	3,285,698	(637,952	) (e)	2,647,746
Construction in progress	72,122	—		72,122

Total	4,131,860	(776,617	) (e)	3,355,243
Less accumulated depreciation	(663,865)	165,037	(e)	(498,828)

Net investment properties	3,467,995	(611,580	) (e)	2,856,415
Cash and cash equivalents	203,285	(20,000	) (f)	183,285
Restricted cash and escrows	16,499	(3,647	) (e)	12,852
Investment in marketable securities	177,431	—		177,431
Investment in unconsolidated entities	182,511	—		182,511
Accounts and rents receivable	44,653	(11,918	) (e)	32,735
Intangible assets, net	71,131	(12,090	) (e)	59,041
Deferred costs and other assets	46,796	(5,113	) (e)	41,683
Assets of discontinued operations	3,118	—		3,118

Total assets	$4,213,419	$(664,348)		$3,549,071

Liabilities
Debt	$1,878,653	$(405,994	) (e)	$1,472,659
Accounts payable and accrued expenses	92,447	(26,043	) (e)	66,404
Distributions payable	28,013	—		28,013
Intangible liabilities, net	42,688	(4,668	) (e)	38,020
Other liabilities	22,858	(1,464	) (e)	21,394
Liabilities of discontinued operations	57	—		57

Total liabilities	2,064,716	(438,169)		1,626,547

Commitments and contingencies

Stockholders’ Equity
Preferred stock, $.001 par value	—	—		—
Common stock, $.001 par value	862	—		862
Additional paid in capital	6,066,583	(226,179	) (g)	5,840,404
Accumulated distributions in excess of net loss	(3,956,032)	—		(3,956,032)
Accumulated other comprehensive income	37,290	—		37,290

Total stockholders’ equity	2,148,703	(226,179)		1,922,524

Total liabilities and equity	$4,213,419	$(664,348)		$3,549,071

See accompanying notes to the pro forma consolidated financial statements

INVENTRUST PROPERTIES, CORP.

(A Maryland Corporation)

Unaudited Pro Forma Consolidated Statement of Operations

Year ended December 31, 2015

(Dollar amounts in thousands, except per share data)

	Consolidated Company			Pro Forma Consolidated Company
	December 31, 2015 (b)	Highlands Pro Forma Adjustments		December 31, 2015
Income:
Rental income	$370,662	$(88,804	) (h)	$281,858
Tenant recovery income	69,668	(11,214	) (h)	58,454
Other property income	9,714	(398	) (h)	9,316

Total income	$450,044	$(100,416)		$349,628

Expenses:
General and administrative expenses	78,218	(501	) (i)	77,717
Property operating expenses	77,610	(9,234	) (j)	68,376
Real estate taxes	50,870	(8,887	) (j)	41,983
Depreciation and amortization	150,401	(32,519	) (j)	117,882
Provision for asset impairment	108,154	—		108,154

Total expenses	$465,253	$(51,141)		$414,112

Operating loss	$(15,209)	$(49,275)		$(64,484)

Interest and dividend income	11,774	(1	) (l)	11,773
Gain on sale of investment properties	40,682	197	(l)	40,879
Loss on extinguishment of debt	(4,568)	—		(4,568)
Other income	19,447	11	(l)	19,458
Interest expense	(94,572)	26,291	(m)	(68,281)
Loss on contribution to joint venture	(12,919)	—		(12,919)
Equity in earnings of unconsolidated entities	35,167	—		35,167
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	326	—		326
Realized gain, (loss) and (impairment) on securities, net	20,459	—		20,459

Income (loss) from continuing operations before income taxes	$587	$(22,777)		$(22,190)

Income tax expense	(1,916)	36	(n)	(1,880)

Net loss from continuing operations	$(1,329)	$(22,741)		$(24,070)

Net loss per common share, from continuing operations, basic and diluted	$—			$(0.03)
Weighted average number of common shares outstanding, basic and diluted	861,830,627			861,830,627

See accompanying notes to the pro forma consolidated financial statements

INVENTRUST PROPERTIES, CORP.

(A Maryland Corporation)

Unaudited Pro Forma Consolidated Statement of Operations

Year ended December 31, 2014

(Dollar amounts in thousands, except per share data)

	Consolidated Company			Pro Forma Consolidated Company
	December 31, 2014 (c)	Highlands Pro Forma Adjustments		December 31, 2014
Income:
Rental income	$377,067	$(90,001	) (h)	$287,066
Tenant recovery income	66,046	(12,200	) (h)	53,846
Other property income	9,361	(629	) (h)	8,732

Total income	$452,474	$(102,830)		$349,644

Expenses:
General and administrative expenses	64,332	(352	) (i)	63,980
Property operating expenses	91,111	(12,081	) (j)	79,030
Real estate taxes	45,604	(8,136	) (j)	37,468
Depreciation and amortization	153,737	(30,292	) (j)	123,445
Business manager fee	2,605	—		2,605
Provision for asset impairment	80,774	(77,555	) (k)	3,219

Total expenses	$438,163	$(128,416)		$309,747

Operating income	$14,311	$25,586		$39,897

Interest and dividend income	12,713	(3	) (l)	12,710
Gain on sale of investment properties	73,232	2,937	(l)	76,169
Gain on extinguishment of debt	34,515	(11,964	) (l)	22,551
Other income	2,669	(483	) (l)	2,186
Interest expense	(120,668)	29,269	(m)	(91,399)
Equity in earnings of unconsolidated entities	81,179	—		81,179
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	56,352	—		56,352
Realized gain, (loss) and (impairment) on securities, net	43,025	—		43,025

Income from continuing operations before income taxes	$197,328	$45,342		$242,670

Income tax expense	(917)	112	(n)	(805)

Net income from continuing operations	$196,411	$45,454		$241,865

Net income per common share, from continuing operations, basic and diluted	$0.22			$0.28
Weighted average number of common shares outstanding, basic and diluted	878,064,982			878,064,982

See accompanying notes to the pro forma consolidated financial statements

INVENTRUST PROPERTIES, CORP.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

Year ended December 31, 2013

(Dollar amounts in thousands, except per share data)

	Consolidated Company			Pro Forma Consolidated Company
	December 31, 2013 (d)	Highlands Pro Forma Adjustments		December 31, 2013
Income:
Rental income	$377,876	$(94,609	) (h)	$283,267
Tenant recovery income	71,207	(13,137	) (h)	58,070
Other property income	7,202	(657	) (h)	6,545

Total income	456,285	(108,403)		347,882

Expenses:
General and administrative expenses	48,318	(95	) (i)	48,223
Property operating expenses	84,735	(12,446	) (j)	72,289
Real estate taxes	50,380	(9,980	) (j)	40,400
Depreciation and amortization	167,071	(40,043	) (j)	127,028
Business manager fee	37,962	—		37,962
Provision for asset impairment	195,680	(185,359	) (k)	10,321

Total expenses	584,146	(247,923)		336,223

Operating (loss) income	$(127,861)	$139,520		$11,659

Interest and dividend income	18,855	(1,004	) (l)	17,851
Gain on sale of investment properties	14,001	—	(l)	14,001
Loss on extinguishment of debt	(472)	50	(l)	(422)
Other income	3,627	(889	) (l)	2,738
Interest expense	(133,454)	32,699	(m)	(100,755)
Equity in earnings of unconsolidated entities	11,474	—		11,474
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	(2,957)	—		(2,957)
Realized gain, (loss) and (impairment) on securities, net	31,539	—		31,539

(Loss) income from continuing operations before income taxes	(185,248)	170,376		(14,872)

Income tax expense	(1,231)	91	(n)	(1,140)

Net (loss) income from continuing operations	$(186,479)	$170,467		$(16,012)

Net loss per common share, from continuing operations, basic and diluted	$(0.21)			$(0.02)
Weighted average number of common shares outstanding, basic and diluted	899,842,722			899,842,722

See accompanying notes to the pro forma consolidated financial statements

INVENTRUST PROPERTIES, CORP.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

1) Basis of Presentation

The unaudited pro forma financial information is presented to illustrate the effect of the Spin-off on the Company’s historical financial position and operating results. The unaudited pro forma consolidated balance sheet is as of December 31, 2015 and is based upon our historical statements after giving effect to the Spin-off as if it had occurred on December 31, 2015. The unaudited pro forma consolidated statement of operations for the years ended December 31, 2015, 2014 and 2013 are based upon our historical statements for such periods after giving effect to the Spin-off as if it had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company contained in the Annual Report on Form 10-K for the year ended December 31, 2015.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the Spin-off been completed as of the dates presented, and should not be taken as representation of our future consolidated results of operations or financial condition. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ.

2) Pro Forma adjustments

(a)	Reflects the Company’s consolidated balance sheet as of December 31, 2015.
(b)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2015.
(c)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2014.
(d)	Reflects the Company’s historical consolidated statement of operations for the year ended December 31, 2013.

For references (e) through (n)—On the Distribution Date, the Company completed the previously announced Spin-off.

(e)	Reflects the elimination of assets and liabilities of Highlands as of December 31, 2015.
(f)	Reflects an adjustment, such that following the capital contribution from the Company, Highlands will hold approximately $20 million in cash.
(g)	Reflects the pro forma recapitalization of our equity. As of the Record Date, we distributed the net assets of our investment in Highlands through the distribution of shares of Highlands’ common stock. Each holder of record of the Company’s common stock received one share of Highlands’ common stock for every one share of the Company’s common stock held at the close of business on the Record Date.
(h)	Reflects the elimination of rental income, tenant recovery income and other property income of Highlands.
(i)	Reflects the elimination of general and administrative expense of Highlands related to general corporate expense.
(j)	Reflects the elimination of expenses of Highlands that are necessary for and associated with revenue producing activities, such as property operating expense and real estate taxes.
(k)	Reflects the elimination of asset impairment charges of investment properties of Highlands.
(l)	Reflects the elimination of interest and dividend income, other income, gain on the sale of investment properties and gain (loss) on the extinguishment of debt associated with Highlands.
(m)	Reflects the elimination of interest expense incurred on debt directly attributable to investment properties of Highlands.
(n)	Reflects the elimination of income tax expense directly attributable to Highlands.